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                                                                    EXHIBIT 31.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Buckle, Inc. (the "Company") on Form 11-K for the period ended January 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Karen B. Rhoads, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                             /s/ KAREN B. RHOADS
                                                    ----------------------------
                                                                 Karen B. Rhoads
                                                         Chief Financial Officer
                                                                   July 28, 2004